                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                _______________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





  Date of report (Date of earliest event reported)    July 1, 1996
                                                   ---------------------

                              CALIBER SYSTEM, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Ohio                             0-10716               34-1365496
- ---------------------------------  ------------------------- ------------------
 (State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)





               3560 W. Market Street, Akron, Ohio      44334-0459
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code:   (330) 665-5646
                                                         ----------------

Item 5.  Other Events
         ------------

         The Registrant's press release dated July 1, 1996, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CALIBER SYSTEM,INC.

                                    By:  /s/ Douglas A. Wilson
                                         -----------------------------
Date:   July 1, 1996                Its:  Senior Vice President-Finance
                                          and Planning, Secretary and
                                          Chief Financial Officer

                                                   EXHIBIT INDEX
                                                   -------------

Exhibit No.                                        Description
- -----------                                        -----------

   99                     Caliber System, Inc. Press Release dated
                          July 1, 1996.